Exhibit 10.23

Agreement

Execution Version

Neutron Energy, Inc.

Security agreement

Neutron Energy, Inc.

RMB Australia Holdings Limited

RMB Resources Inc.

david.walton@freehills.com

jennifer.ledger@freehills.com

QV1.Building, 250 St Georges Terrace, Perth Western Australia 6000 Australia	Telephone: + 8 9211 7777 Facsimile + 61 8 9211 7878 www.freehills.com DX 104 Perth

Sydney Melbourne Perth Brisbane Singapore	Correspondent offices Hanoi Ho Chi Minh City Jakarta Kuala Lumpur

The agreement

Date    April 5, 2010

Between the parties

Debtor	Neutron Energy, Inc. a corporation existing under the laws of Nevada, United States of America of 9000 East Nichols Avenue, Suite 225, Englewood, Colorado 80112, United States of America (Debtor)

Secured Party	RMB Australia Holdings Limited of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia (RMBAH, or a Secured Party, and collectively with RMBR, the Secured Party)

Secured Party	RMB Resources Inc. of 7114 West Jefferson Avenue, Suite 100, Lakewood, Colorado 80235, United States of America (RMBR, or a Secured Party, and collectively with RMBAH, the Secured Party)

Background

1                  The Debtor has entered into a Facility Agreement made on or about the date of this Agreement (Facility Agreement) with the Secured Party, pursuant to which the Secured Party has agreed to make loans to the Debtor in accordance with the terms and conditions contained in the Facility Agreement.

2                  The parties have entered into the Facility Agreement in connection with the development of certain projects owned by the Debtor and Cibola Resources LLC, and for general working capital requirements of the Debtor.

3                  It is a condition precedent to the Secured Party making any loans to the Debtor under the Facility Agreement that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof.

4                  The Debtor wishes to grant a security interest in favor of the

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Secured Party as herein provided.

The parties agree	in consideration of the promises contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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Operative part

1                                                   Definitions and interpretations

1.1                                          Definitions

All capitalized terms used herein without definitions shall have the meaning given to them in the Facility Agreement. All terms defined in the Uniform Commercial Code of Colorado (Colorado Revised Statutes 4-9-101 et seq., the “Code”) and used herein shall have the same meanings in this Agreement as specified in the Code. However, if a term is defined in Article 9 of the Code differently than in another Article of the Code, the term shall have the meaning specified in Article 9. The term “Obligations”, as used herein, means all of the indebtedness, obligations and liabilities of the Debtor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Facility Agreement, or any other instruments or agreements executed and delivered pursuant thereto or in connection therewith, or this Agreement, and shall specifically include all future advances made by the Secured Party for taxes, levies, insurance and repairs to or maintenance of the Collateral. The term “Default”, as used herein, means the failure of the Debtor to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Facility Agreement or this Agreement, and shall include, without limitation, those events of Default specified in clause 11 of the Facility Agreement.

2                                                   Grant of security interest

To secure the payment and performance in full of all of the Obligations, the Debtor hereby grants to the Secured Party a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all additions and accessions thereto and all substitutions therefore, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, deposit accounts, chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims (whether pending now or arising in the future), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all as-extracted collateral. The Secured Party acknowledges that the attachment of its security interest in any future or additional commercial tort claim as original collateral is subject to the Debtor’s compliance with Section 4.7. The Collateral shall specifically include those items specifically identified on Exhibit A attached hereto and by this reference incorporated herein; provided, however, that the identification of specific Collateral on Exhibit A shall not be construed to exclude any property, right or interest not specifically identified on Exhibit A, including those hereafter acquired, from inclusion in the “Collateral” secured hereby.

3                                                   Authorization to file financing statements

The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that:

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(a)                                           indicate the Collateral;

(1)                                          as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or the Uniform Commercial Code of any other such jurisdiction; or

(2)                                          as being of an equal or lesser scope or with greater detail; and

(b)                                          provide any other information required by Part 5 of Article 9 of the Code, or the Uniform Commercial Code of any other such jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including:

(1)                                          whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor; and

(2)                                          in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

4                                                   Other actions

To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in the Collateral, and without limitation on the Debtor’s other obligations in this Agreement, the Debtor agrees, in each case at the Debtor’s expense, to take the following actions with respect to the following Collateral.

4.1                                          Promissory notes and tangible chattel paper

If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Debtor shall forthwith endorse, assign and deliver the originals of the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

4.2                                          Deposit accounts

For each deposit account that the Debtor at any time opens or maintains, the Debtor shall, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(a)                                           cause the depositary bank to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Debtor; or

(b)                                          arrange for the Secured Party to become the customer of the depositary bank with respect to the deposit account, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account.

(c)                                           The provisions of this paragraph shall not apply to:

(1)                                          any deposit account for which the Debtor, the depositary bank and the Secured Party have entered into a cash collateral agreement specially negotiated among the Debtor, the depositary bank and the Secured Party for the specific purpose set forth therein;

(2)                                          a deposit account for which the Secured Party is the depositary bank and is in automatic control; and

(3)                                          deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Debtor’s salaried employees.

4.3                                          Investment property

If the Debtor shall at any time hold or acquire any certificated securities, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any securities now or hereafter acquired by the Debtor are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(a)                                           cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee; or

(b)                                          arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(1)                                          cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee; or

(2)                                          in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Secured Party is the securities intermediary.

4.4                                          Collateral in the possession of a bailee

If any Collateral is at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral.

4.5                                          Electronic chattel paper and transferable records

If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any ‘transferable record’, as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in

Global and National Commerce Act or, as the case maybe, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party’s loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the Code or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless a Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.

4.6                                          Letter-of-credit rights

If the Debtor is at any time a beneficiary under a letter of credit, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either:

(a)                                          arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit; or

(b)                                          arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied as provided in the Facility Agreement.

4.7                                          Commercial tort claims

If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

4.8                                          Other actions as to any and all Collateral

The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral, including without limitation:

(a)                                           executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Code, to the extent, if any, that the Debtor’s signature thereon is required therefore;

(b)                                          causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral;

(c)                                           complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party’s security interest in such Collateral;

(d)                                          obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral;

(e)                                           obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and

(f)                                             taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in the Code or the Uniform Commercial Code of any other jurisdiction, including any foreign jurisdiction.

5                                                   Relation to other security documents

The provisions of this Agreement supplement the provisions of any real estate mortgage granted by the Debtor to the Secured Party which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage shall derogate from any of the rights or remedies of the Secured Party hereunder. In addition to the provisions of this Agreement being so read and construed with any such mortgage, the provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated. Concurrently herewith, the Debtor is executing and delivering to the Secured Party a Pledge Agreement pursuant to which the Debtor is pledging to the Secured Party all the shares of the capital stock or other securities of the Debtor. Such pledge shall be governed by the terms of such Pledge Agreement, and not be the terms of this Agreement.

6                                                   Representations and warranties concerning Debtor’s legal status

The Debtor has previously or concurrently herewith delivered to the Secured Party a certificate signed by the Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”). The Debtor represents and warrants to the Secured Party as follows:

(a)                                           the Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof;

(b)                                          the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate;

(c)                                           the Perfection Certificate accurately sets forth the Debtor’s organizational identification number or accurately states that the Debtor has none;

(d)                                          the Perfection Certificate accurately sets form the Debtor’s place of business or, if more than one, its chief executive office, as well as the Debtor’s mailing address, if different;

(e)                                           all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and

(f)                                             that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

7                                                   Covenants concerning Debtor’s legal status

The Debtor covenants with the Secured Party as follows:

(a)                                           without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one;

(b)                                          if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number; and

(c)                                           the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

8                                                   Representations and warranties concerning Collateral, etc

The Debtor further represents and warrants to the Secured Party as follows:

(a)                                           the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the Facility Agreement, if any;

(b)                                          none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

(c)                                           the Debtor holds no commercial tort claim except as indicated on the Perfection Certificate;

(d)                                          the Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances;

(e)                                           all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete; and

(f)                                             that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

9                                                   Covenants concerning Collateral, etc

The Debtor further covenants with the Secured Party as follows:

(a)                                              the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations, without providing at least thirty days prior written notice to the Secured Party;

(b)                                             the Debtor shall use the Collateral exclusively in connection with Debtor’s development of mining operations located in McKinley and Sandoval Counties, New Mexico;

(c)                                              except for the security interest herein granted and liens permitted by the Facility Agreement, if any, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party;

(d)                                             the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, except for liens permitted by the Facility Agreement, if any;

(e)                                              the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon;

(f)                                                as provided in the Facility Agreement, the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located;

(g)                                            the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement;

(h)                                             the Debtor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances; and

(i)                                                 the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for a Disposal (which is not a Disposal of a Project Asset) of an asset which is sold in the ordinary course of ordinary business and at market value where the aggregate of assets sold by all Transaction Parties in the preceding 12 month period is less than US$250,000.

The capitalized terms used in this clause 9(i) above have the same meaning as given to those terms in the Facility Agreement.

10                                             Insurance

The Debtor will obtain and maintain with financially sound and reputable insurers insurance of such types, in such amounts, and on such terms, as shall be required by the Facility Agreement.

11                                             Collateral protection expenses; preservation of Collateral

11.1                                    Expenses incurred by Secured Party

In the Secured Party’s discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Default.

11.2                                    Secured Party’s Obligations and duties

Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

12                                             Securities and deposits

The Secured Party may at any time following and during the continuance of a Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may following and during the continuance of a Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations then due and owing.

13                                             Notification to account debtors and other persons obligated on Collateral

If a Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party’s agent therefor, and the Secured Party may itself, if a Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

14                                             Power of attorney

14.1                                    Appointment of powers and Secured Party

The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

(a)                                           upon the occurrence and during the continuance of a Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Code and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation;

(1)                                          the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes;

(2)                                          upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities; and

(3)                                          the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)                                          to the extent that the Debtor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor’s name such financing statements and amendments thereto and continuation statements which may require the Debtor’s signature.

14.2                                    Ratification by Debtor

To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

14.3                                    No duty on Secured Party

The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party’s own gross negligence or willful misconduct.

15                                             Rights and remedies

If a Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Code and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdictions) of the Debtor’s principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the

Secured Party’s rights and remedies hereunder, including, without limitation, its right following a Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

16                                             Standards for exercising rights and remedies

To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that it is not commercially unreasonable for the Secured Party:

(a)                                          to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition;

(b)                                          to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of;

(c)                                           to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral;

(d)                                          to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

(e)                                           to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature;

(f)                                             to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral;

(g)                                          to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

(h)                                          to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

(i)                                              to dispose of assets in wholesale rather than retail markets;

(j)                                              to disclaim disposition warranties;

(k)                                           to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral;

(l)                                              to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral; or

(m)                                        do any other thing which is permitted by the terms of the Facility Agreement.

The Debtor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party’s duties under the Code or other law of Colorado, or the law of any other relevant jurisdiction, in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16. Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.

17                                             No waiver by Secured Party, etc

The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

18                                             Suretyship waivers by Debtor

The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Debtor further waives any and all other suretyship defenses.

19                                             Marshalling

The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

20                                             Proceeds of dispositions; expenses

The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the

Obligations in such order or preference as the Secured Party may determine or in such order or preference as is provided in the Facility Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Code, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

21                                             Overdue amounts

Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Facility Agreement.

22                                             Governing law, consent to jurisdiction

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO. THE DEBTOR AGREES THAT ANY ACTION OR CLAIM ARISING OUT OF, OR ANY DISPUTE IN CONNECTION WITH, THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF COLORADO OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURT AND TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE DEBTOR BY MAIL AT THE ADDRESS SPECIFIED FOR NOTICES IN THE FACILITY AGREEMENT. THE DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

23                                             Waiver of jury trial

THE DEBTOR WAIVES ITS RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. EXCEPT AS PROHIBITED BY LAW, THE DEBTOR WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTOR:

(a)                                           certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement; and

(b)                                          acknowledges that, in entering into the Facility Agreement and the other Transaction Documents to which the Secured Party is a party, the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 23.

24                                             Miscellaneous

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

Debtor

Signed for
Neutron Energy, Inc.
by its authorised signatories

sign here	/s/ Edward M. Topham
Authorised Signatory

print name	Edward M. Topham

sign here
Authorised Signatory

print name

Accepted

Secured Party

Signed for
RMB Resources Inc.
by its authorised signatory

sign here	/s/ Richard A. Winters
Authorised Signatory

print name	Richard A. Winters

title	President

Secured Party

Signed for
RMB Australia Holdings Limited
by its attorney

sign here	/s/ Christopher Kamper
Attorney

print name	Christopher Kamper

in the presence of

sign here	/s/ Gary C. Huber
Witness

print name	Gary C. Huber

Certificates of acknowledgement

State of Colorado	)
	)	ss.
City and County of Denver	)

Before me, the undersigned, a Notary Public, on this 5 day of  April 2010, personally appeared Edward M. Topham to me known personally, and who, being by me duly sworn, deposes and says that he is the CFO of Neutron Energy, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Members, and that said instrument is the free act and deed of said corporation.

My commission expires:

(SEAL)	/s/ Mary Young

EXHIBIT A

TO SECURITY AGREEMENT

BETWEEN

NEUTRON ENERGY INC.,

RMB AUSTRALIA HOLDINGS LIMITED AND

RMB RESOURCES INC., AGENT

The Collateral

All of the Debtor’s personal property and fixtures of any kind or nature whether now owned or hereafter acquired or arising, whether located at or upon the real property identified on Exhibit B to the Security Agreement to which this Exhibit A is attached (the “Agreement”) or at any other location, including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, deposit accounts, chattel paper (whether tangible or electronic), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims (whether pending now or arising in the future), securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles), and all as-extracted collateral; together with any and all additions and accessions thereto and all substitutions and replacements therefore, and all proceeds and products thereof.  Reference to specific Collateral in this Exhibit A shall not be construed to exclude any property, right or interest to which the Secured Party is entitled to security pursuant to the Agreement.

A.                                   All Debtor’s inventory, including without limitation all work-in-progress, materials and supplies inventories, all product inventories, and all uranium-, gold-, silver-, lead- and zinc-containing ore, concentrates or other products in whatever form and of whatever content or purity (including without limitation, ore, concentrate, dore, bullion, matte, anode, or refinery sludge), and wherever located, and including all products and proceeds thereof;

B.                                     All Debtor’s as-extracted collateral, including without limitation all uranium, gold, silver, lead, and zinc, and all other minerals mined and produced from the property identified on Exhibit B or any other property now or in the future owned or controlled by the Debtor, in whatever form and of whatever content or purity (including without limitation, ore, concentrate, dore, bullion, matte, anode, or refinery sludge), including all proceeds and products thereof;

C.                                     All Debtor’s property, plant, machinery, and equipment, and all trade fixtures, tools, appliances, computers, computer software, office equipment, furniture, and motor vehicles, including without limitation the physical plant machinery identified on Exhibit B to this Agreement, Debtor’s equipment and assets identified on Exhibit C to this Agreement, including all additions and accessions thereto and all substitutions therefore, and all products and proceeds thereof;

D.                                    All Debtor’s structures, pipelines, buildings, improvements, and all other fixtures located on any of the property identified on Exhibit B or on any other real property owned or controlled by the Debtor, including all additions and accessions thereto and all substitutions therefore, and all products and proceeds thereof;

E.                                      All Debtor’s instruments (including promissory notes, bills of exchange, stocks, bonds and debentures), chattel paper (whether tangible or electronic), documents, letters of credit (whether or not evidenced by a writing), letter of credit rights and supporting obligations,

1

and all proceeds thereof, including without limitation all of the issued and outstanding shares of Debtor now or in the future held by the Debtor;

F.                                      All Debtor’s accounts, deposit accounts, contract rights, commercial tort claims (whether now in existence or arising in the future), technical data and information (whether economic, geological, geophysical, metallurgical or other data and information) and other general intangibles, including without limitation:

1.                                       Proceeds Account:

Account Holder:  Neutron Energy, Inc.

Account Number:  103690235926

U.S. Bank National Association

DN-CO-T8CB

950 17th Street, 8th Floor

Denver, Colorado 80202

ABA Routing Number 102000021

G.                                     All Debtor’s contract rights or rights to the payment of money, insurance claims and proceeds, including without limitation all insurance policies in which Debtor is a named insured.

H.                                    All of Debtor’s right, title or interest in permits or authorizations necessary to conduct operations at the project known as the Juan Tafoya project located in McKinley and Sandoval Counties, New Mexico, including those mining properties identified on Exhibit B to this Agreement.

2

EXHIBIT B

TO SECURITY AGREEMENT

BETWEEN

NEUTRON ENERGY INC.,

RMB AUSTRALIA HOLDINGS LIMITED AND

RMB RESOURCES INC., AGENT

1

EXHIBIT C

TO SECURITY AGREEMENT

BETWEEN

NEUTRON ENERGY INC.,

RMB AUSTRALIA HOLDINGS LIMITED AND

RMB RESOURCES INC., AGENT

EXHIBIT B

SECURITY AGREEMENT

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

Sandoval County, New Mexico

I.                                         Leasehold Interests.  (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)                               NONE

(B)                               All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation, as further evidenced by the Short Form Memorandum of Uranium Mining Lease and Agreement effective October 12, 2006 and filed for record November 7, 2006 as Document #200654850 in Sandoval County, New Mexico, filed for record November 20, 2006 in McKinley County, New Mexico and filed for record December 4, 2006 as Document 200604472 in Cibola County, NM.

All of Mortgagor’s right, title and interest in and to the following lands:

The Juan Tafoya Grant Lands, more particularly described as follows.

From the point of beginning, being a stone mound and brass cap marked “POLARIS PT. 1 TURLEY EXCEPTION, 1974”, the U.S.G.S. station “AQUA” bears S. 67º11’37” E. and is 18473.05 feet.

Then from the above said point of beginning along the South fence S. 89º07’19” W. a distance of 1535.88 feet, to a point from which witness corner No. 1 bears N. 23º E. and is 2.50 feet in distance; then N. 0º37’47” W. a distance of 2396.96 feet, to a point from which witness corner No. 2 bears S. 89º19’ W. and is 0.83 feet in distance; then N. 02º38’44” W., 645.59 feet to a point from which witness corner No. 3 bears N. 17º00’ W. and is 2.17 feet in distance; then N. 63º49’03” W., 314.8 feet to a point from which witness corner No. 4 bears N. 26º00’ E., and is 0.55 feet in distance; then N. 63º49’15” W. 219.09 feet to a point from which witness corner No. 5 bear N. 30º00’ E. and is 1.35 feet in distance; then N. 64º17’24” W., 380.09 feet to a point from which witness corner No. 6 bears N. 30º00’ E. and is 1.0 feet in distance; then N. 69º50’26” W., 68.03 feet to a point from which witness corner No. 7 bears N. 14º00’ E. and is 1.4 feet in distance; then N. 74º24’36” W., 271.23 feet to a point from which witness corner No. 8 bears N. 15º36’ E. and is 0.9 feet in distance; then N. 73º45’9” W. 452.49 feet to a point from which witness corner No. 9 bears WEST and is 2.2 feet in distance; then N. 8º05’17” E., 10.76 feet to a point from which witness corner No. 10 bears N. 78º00’ W. and is 1.1 feet in distance; then N. 55º52’16” W., 209.30 feet to a point from which witness corner No. 11 bears N. 34º00’ E. and is 1.2 feet in distance; then N. 61º24’28” W., 143.58 feet to a point from which witness corner No. 12 bears N. 28º35’ E., and is 1.15 feet in distance; then N. 66º20’29” W., 122.00 feet to a point from which witness corner No. 13 bears S. 23º40’ W. and is 1.2 feet in distance; then N. 62º31’ W., 193.47 feet to a point from which witness corner No. 14 bears N. 27º55’ E. and is 1.4 feet in distance; then N. 62º05’21” W., 116.65 feet to a point from which witness corner No. 15 bears S. 62º05’ E. and is 1.7 feet in distance; then N. 44º03’35” W., 365.22 feet to a point from which witness corner No. 16 bears N. 45º57’ E. and is 1.35 feet in distance; then N. 46º50’39” W. , 295.62 feet to a point from which witness corner No. 17 bears S. 31º43’ E. and is 1.9 feet in distance; then N. 31º43’27” W., 238.39 feet to a point from which witness corner No. 18 bears N. 80º38’ W. and is 1.1 feet in distance; then N. 09º22’25” W., 186.10 feet to a point from which witness corner No. 19 bears S. 20º00’ E. and is 1.3 feet in distance; then N. 72º10’44” W. 85.23 feet to a point from which witness corner No. 20 bears S. 07º37’26” E., and is 1.3 feet in distance; then N. 07º06’36” W. 140.39 feet to a point from which witness corner No. 21 bears N. 57º37’57” W. and is 1.6 feet in distance; then N. 59º40’30” W., 935.35 feet to a point from which witness corner No. 22 bears N. 30º23’ E. and is 0.7 feet in distance; then N. 60º34’27” W., 280.32 feet to a point from which witness corner No. 23 bears N. 29º40’ E. and is 1.8 feet in distance; then N. 59º33’04” W., 47.45 feet to a point from which witness corner No. 24 bears N. 29º51’ E. and is 1.3 feet in distance; then N. 60º00’08” W., 243.55 feet to a point from which witness corner No. 25 bears N. 29º52’ E. and is 0.7 feet in distance; then N. 62º25’35” W., 24.61 feet to a point from which witness corner No. 26 bears N. 26º58’ E., and is 0.44 feet in distance; then N. 60º31’22” W., 528.28 feet to a point from which witness corner No. 27 bears N. 29º36’ E. and is 1.5 feet in distance; then N. 42º20’58” W., 114.79 feet to a point from which witness corner No. 28 bears N. 47º39’ E. and is 1.4 feet in distance; then N. 45º54’37” W., 176.27 feet to a point from which witness corner No. 29 bears N. 46º21’56” W. and is 4.5 feet in distance; then N. 33º04’49” W., 30.84 feet to a point from which witness corner No. 30 bears N. 41º28’ E. and is 1.6 feet in distance; then N. 21º53’54” W., 88.11 feet to a point from which witness corner No. 31 bears S. 66º31’ W. and is 1.0 feet in distance; then N. 09º18’27” W., 103.18 feet to a point from which witness corner No. 32 bears N. 66º31’ E. and is 2.4 feet in distance; then N. 06º32’08” E., 101.39 feet to a point from which witness corner No. 33 bears N. 82º31’ E. and is 1.2 feet in distance; then N. 00º55’31” E., 32.00 feet to a point from which witness corner No. 34 bears S. 84º00’ E. and is 1.3 feet in distance; then N. 05º59’48” E., 69.14 feet to a point from which witness corner No. 35 bears S. 88º53’ E. and is 1.5 feet in distance; then N. 10º53’07” E., 298.14 feet to a point from which witness corner No. 36 bears N. 11º39’ E. and is 3.18 feet in distance; then S. 80º54’37” E., 126.98 feet to a point from which witness corner No. 37 bears S. 10º25’ W. and is 3.3 feet in distance; then N. 87º59’ E., 48.90 feet to a point from which witness corner No. 38 bears S. 03º16’ E., 2.15 feet in distance; then S. 81º34’ E., 238.09 feet to a point from which witness corner No. 39 bears S. 08º13’ E. and is 1.2 feet in distance; then S. 84º31’22” E., 105.41 feet to a point from which witness corner No. 40 bears S. 85º09’ E. and is 1.6 feet in distance; then N. 57º41’57” E., 92.98 feet to a point from which witness corner No. 41 bears N. 35º00’ E, and is 2.4 feet in distance; then N. 69º18’48” E., 51.92 feet to a point from which witness corner No. 42 bears S. 18º38’ E. and is 0.5 feet in distance; then N. 69º01’11” E., 87.68 feet to a point from which witness corner No. 43 bears S. 20º55’ E. and is 0.6 feet in distance; then N. 65º41’02” E., 98.30 feet to a point from which witness corner No. 44 bears S. 59º30’ W. and is 1.3 feet in distance; then N. 59º10’05” E., 130.22 feet to a point from which witness corner No. 45 bears S. 71º48’ E. and is 1.0 feet in distance; then N. 75º56’20” E., 46.41 feet to a point from which witness corner No. 46 bears S. 35º50’ E. and is 0.8 feet in distance; then N. 41º22’45” E., 37.38 feet to a point from which witness corner No. 47 bears S. 60º00’ E. and is 1.3 feet in distance; then N. 24º04’41” E., 10.53 feet to a point from which witness corner No. 48 bears S. 73º00’ E. and is 0.7 feet in distance; then N. 12º55’26” E., 17.04 feet to a point from which witness corner No. 49 bears S. 75º00’ E. and is 0.95 feet in distance; then N. 17º43’24” E., 29.96 feet to a point from which witness corner No. 50 bears S. 65º00’ E. and is 1.1 feet in distance; then N. 38º15’06” E., 45.54 feet to a point from which witness corner No. 51 bears N. 25º00’ W. and is 1.0 feet in distance; then N. 74º43’56” E., 52.38 feet to a point from which witness corner No. 52 bears S. 13º00’ E. and is 0.85 feet in distance;

then N. 34º12’12” E., 291.81 feet to a point from which witness corner No. 53 bears N. 58º00’ W. and is 0.75 feet in distance; then S. 52º17’32” E., 1742.68 feet to a point from which witness corner No. 54 bears S. 20º50’ W. and is 1.3 feet in distance; then S. 69º25’36” E., 14.17 feet to a point from which witness corner No. 55 bears S. 33º00’ W. and is 1.4 feet in distance; then S. 64º04’07” E., 312.89 feet to a point from which witness corner No. 56 bears S. 26º00’ W. and is 0.8 feet in distance; then N. 89º39’19” WE., 203.36 feet to a point from which witness corner No. 57 bears S. 08º00’ E. and is 0.8 feet in distance; then N. 76º31’41” E., 683.63 feet to a point from which witness corner No. 58 bears S. 13º00’ E. and is 0.86 feet in distance; then N. 76º59’19” E., 773.28 feet to a point from which witness corner No. 59 bears S. 13º00’ E. and is 1.15 feet in distance; then N. 77º31’06’ E., 446.69 feet to a point from which witness corner No. 60 bears S. 51º57’ E. and is 0.8 feet in distance; then N. 01º21’06” W., 4260.77 feet to a point from which witness corner, marked N. Fence A.P. No. 1, bears N. 01º21’ W. and is 0.86 feet in distance; then S. 88º33’24” E. along the north fence 268.77 feet to a point from which witness corner A.P. No. 2, bears N. 01º28’ E. and is 0.75 feet in distance; then S. 84º11’33” E., 63.33 feet to a point from which witness corner A.P. No. 3, bears S. 06º00’ W. and is 1.55 feet in distance; then S. 87º01’55” E., 5660.50 feet to a point from which witness corner A.P. No. 4, bears S. 03º00’ W. and is 1.35 feet in distance; then S. 83º19’11” E., 127.23 feet to a point from which witness corner A.P. No. 5, bears S. 07º00’ W. and is 1.7 feet in distance; then S. 88º30’31” E., 1966.28 feet to a point from which witness corner A.P. No. 6, bears S. 01º30’W is 1.2 feet in distance; then S. 89º28’09” E., 7682.87 feet to a point from which witness corner A.P. No. 7, bears S. 33º00’ W. and is 1.9 feet in distance; then S. 00º03’21” E. a distance of 8159.75 feet; then S. 01º19’39” E. a distance of 686.36 feet;  then S. 12º34’47” E. a distance of 175.27 feet; then S. 12º37’30” W. a distance of 236.04 feet; then S. 00º45’35” W. a distance of 1151.82 feet; then S. 04º39’24” E. a distance of 365.79 feet; then S. 86º00’37” W. a distance of 501.10 feet; then N. 69º37’48” W. a distance of 108.08 feet; then N. 82º39’20” W. a distance of 414.86 feet; then N. 77º35’01” W. a distance of 410.78 feet; then N. 74º28’36” W. a distance of 460.46 feet; then S. 81º10’12” W. a distance of 188.82 feet; then S. 56º27’27” W. a distance of 402.81 feet; then N. 88º00’38” W. a distance of 511.50 feet; then N. 56º42’08” W. a distance of 620.12 feet; then S. 87º46’48” W. a distance of 1335.83 feet; then S. 89º16’17” W. a distance of 1650.44 feet; then N. 89º15’15” W. a distance of 3195.41feet; then S. 88º28’59” W. a distance of 4059.24 feet; then S. 73º09’13” W. a distance of 71.03 feet; then S. 89º14’48” W. a distance of 392.88 feet to the point and place of beginning, and containing an area of 4096.6609 acres, more or less, also known as the Juan Tafoya Land Grant, being the village and community lands of the Town of Marquez, New Mexico.

II                                        UNPATENTED MINING CLAIMS

The following described unpatented lode mining and millsite claims situate in Sandoval County, New Mexico:

County Recording
Claim Name	Book	Page	BLM MMC

NONE

III.                                 Water Rights

Only those water rights granted pursuant to that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

McKinley County, NM

I.                                         Leasehold Interests. (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)                              None

(B1)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Endy Agreement”) effective February 1, 2006, between Enerdyne Endy Claims LLC, a New Mexico Limited Liability Company, and Neutron Energy, Inc. a Nevada Corporation.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 13 & 14 North, Range 8 West of the N.M.P.M.

(B2)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Bonner Agreement”) effective June 1, 2006, between James A. Bonner and Julianne K. Bonner, and Neutron Energy, Inc. a Nevada Corporation.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 14 North, Range 8 & 10 West of the N.M.P.M.

Township 13 North, Range 8 & 9 West of the N.M.P.M.

Township 14 North, Range 9 West of the N.M.P.M.

Section 36: All

(B3)                          All of Mortgagor’s right, title and interest under that certain Mineral Lease Agreement (“Elizabeth Agreement”) effective January 4, 2008, between Enerdyne Endy Claims LLC, a New Mexico Limited Liability Company, and Neutron Energy, Inc. a Nevada Corporation, as further evidenced by the Short Form Memorandum of the Material Terms of a Mineral Lease Agreement effective January 4, 2008 and filed for record January 9, 2008 as Document # 338125.

All of Mortgagor’s right, title and interest in and to the lands particularly described as follows:

Township 14 North, Range 9 West of the N.M.P.M

Section 26: The “Elizabeth” Numbers 1, 2, 3, 4, 5, 6, 7 and 8 Patented Lode Mining Claims being located within the South one-half of said Section 26, mineral survey number 2252, patent No. 30-68-0101 dated May 22, 1968 and recorded in book Misc. 59, page 219, McKinley County Records.

Township 14 North, Range 9 West of the N.M.P.M.

Section 26: The Elizabeth 9 Unpatented Lode Mining Claim, being located within the Southeast quarter of said Section 26, BLM Serial number NMMC 176522; Certificate of Location dated April 25, 2007, recorded May 8, 2007 in book 28 at page 7919, McKinley County Records.

(B4)                          All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective October 12, 2006, between Juan Tafoya Land Corporation, a New Mexico corporation, and Neutron Energy, Inc., a Nevada corporation, as further evidenced by the Short Form Memorandum of Uranium Mining Lease and Agreement effective October 12, 2006 and filed for record November 7, 2006 as Document #200654850 in Sandoval County, New Mexico, filed for record November 20, 2006 in McKinley County, New Mexico and filed for record December 4, 2006 as Document 200604472 in Cibola County, NM.

II.                                     Unpatented Mining Claims

The following described unpatented lode mining and millsite claims situated in McKinley County, New Mexico:

Claim Name	County Docket	Book	Page	BLM Serial No
ALTOS-0001	318764	24	7767	NMMC-171917
ALTOS-0002	318765	24	7768	NMMC-171918
ALTOS-0003	318766	24	7769	NMMC-171919
ALTOS-0004	318767	24	7770	NMMC-171920
ALTOS-0005	318768	24	7771	NMMC-171921
ALTOS-0006	318769	24	7772	NMMC-171922
ALTOS-0007	318770	24	7773	NMMC-171923
ALTOS-0008	318771	24	7774	NMMC-171924
ALTOS-0009	318772	24	7775	NMMC-171925
ALTOS-0010	318773	24	7776	NMMC-171926
ALTOS-0011	318774	24	7777	NMMC-171927
ALTOS-0012	318775	24	7778	NMMC-171928
ALTOS-0013	318776	24	7779	NMMC-171929
ALTOS-0014	318777	24	7780	NMMC-171930

Claim Name	County Docket	Book	Page	BLM Serial No
ALTOS-0015	318778	24	7781	NMMC-171931
ALTOS-0016	318779	24	7782	NMMC-171932
ALTOS-0017	318780	24	7783	NMMC-171933
ALTOS-0018	318781	24	7784	NMMC-171934
ALTOS-0019	321623	25	7954	NMMC-173129
ALTOS-0020	321624	25	7955	NMMC-173130
ALTOS-0021	321625	25	7956	NMMC-173131
ALTOS-0022	321626	25	7957	NMMC-173132
ALTOS-0023	321627	25	7958	NMMC-173133
ALTOS-0024	321628	25	7959	NMMC-173134
ALTOS-0025	321629	25	7960	NMMC-173135
ALTOS-0026	321630	25	7961	NMMC-173136
ALTOS-0027	321631	25	7962	NMMC-173137
ALTOS-0028	321632	25	7963	NMMC-173138
ALTOS-0029	321633	25	7964	NMMC-173139
ALTOS-0030	321634	25	7965	NMMC-173140
ALTOS-0031	321635	25	7966	NMMC-173141
ALTOS-0032	321636	25	7967	NMMC-173142
ALTOS-0033	321637	25	7968	NMMC-173143
ALTOS-0034	321638	25	7969	NMMC-173144
ALTOS-0035	321639	25	7970	NMMC-173145
ALTOS-0036	321640	25	7971	NMMC-173146
ALTOS-0037	321641	25	7972	NMMC-173147
ALTOS-0038	321642	25	7973	NMMC-173148
ALTOS-0039	321643	25	7974	NMMC-173149
ALTOS-0040	321644	25	7975	NMMC-173150
ALTOS-0041	321645	25	7976	NMMC-173151
ALTOS-0042	321646	25	7977	NMMC-173152
ALTOS-0043	321647	25	7978	NMMC-173153
ALTOS-0044	321648	25	7979	NMMC-173154
ALTOS-0045	321649	25	7980	NMMC-173155
ALTOS-0046	321650	25	7981	NMMC-173156
ALTOS-0047	321651	25	7982	NMMC-173157
ALTOS-0048	321652	25	7983	NMMC-173158
ALTOS-0049	321653	25	7984	NMMC-173159
ALTOS-0050	321654	25	7985	NMMC-173160
ALTOS-0051	321655	25	7986	NMMC-173161
ALTOS-0052	321656	25	7987	NMMC-173162
ALTOS-0053	321657	25	7988	NMMC-173163
ALTOS-0054	321658	25	7989	NMMC-173164
BRK-0001	321659	25	7990	NMMC-172749
BRK-0002	321660	25	7991	NMMC-172750
BRK-0003	321661	25	7992	NMMC-172751

Claim Name	County Docket	Book	Page	BLM Serial No
BRK-0004	321662	25	7993	NMMC-172752
BRK-0005	321663	25	7994	NMMC-172753
BRK-0006	321664	25	7995	NMMC-172754
BRK-0007	321665	25	7996	NMMC-172755
BRK-0008	321666	25	7997	NMMC-172756
BRK-0009	321667	25	7998	NMMC-172757
BRK-0010	321668	25	7999	NMMC-172758
BRK-0011	321669	25	8000	NMMC-172759
BRK-0012	321670	25	8001	NMMC-172760
BRK-0013	321671	25	8002	NMMC-172761
BRK-0014	321672	25	8003	NMMC-172762
BRK-0015	321673	25	8004	NMMC-172763
BRK-0016	321674	25	8005	NMMC-172764
BRK-0017	321675	25	8006	NMMC-172765
BRK-0018	321676	25	8007	NMMC-172766
BRK-0019	321677	25	8008	NMMC-172767
BRK-0020	321678	25	8009	NMMC-172768
BRK-0021	321679	25	8010	NMMC-172769
BRK-0022	321680	25	8011	NMMC-172770
BRK-0023	321681	25	8012	NMMC-172771
BRK-0024	321682	25	8013	NMMC-172772
BRK-0025	321683	25	8014	NMMC-172773
BRK-0026	321684	25	8015	NMMC-172774
BRK-0030	321685	25	8016	NMMC-173165
BRK-0032	321686	25	8017	NMMC-173166
BRK-0034	321687	25	8018	NMMC-173167
BRK-0036	321688	25	8019	NMMC-173168
BRK-0047	321689	25	8020	NMMC-173169
BRK-0048	321690	25	8021	NMMC-173170
BRK-0049	321691	25	8022	NMMC-173171
BRK-0050	321692	25	8023	NMMC-173172
BRK-0051	321693	25	8024	NMMC-173173
BRK-0052	321694	25	8025	NMMC-173174
BRK-0053	321695	25	8026	NMMC-173175
BRK-0054	321696	25	8027	NMMC-173176
Elizabeth-0009	337818	28	7919	NMMC-176522
ELK-0001	327746	27	7150	NMMC-174663
ELK-0002	327747	27	7151	NMMC-174664
ELK-0003	327748	27	7152	NMMC-174665
ELK-0004	327749	27	7153	NMMC-174666
ELK-0005	327750	27	7154	NMMC-174667
ELK-0006	327751	27	7155	NMMC-174668
ELK-0007	327752	27	7156	NMMC-174669

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0008	327753	27	7157	NMMC-174670
ELK-0009	327754	27	7158	NMMC-174671
ELK-0010	327755	27	7159	NMMC-174672
ELK-0011	327756	27	7160	NMMC-174673
ELK-0012	327757	27	7161	NMMC-174674
ELK-0013	327758	27	7162	NMMC-174675
ELK-0014	327759	27	7163	NMMC-174676
ELK-0015	327760	27	7164	NMMC-174677
ELK-0016	327761	27	7165	NMMC-174678
ELK-0017	327762	27	7166	NMMC-174679
ELK-0018	327763	27	7167	NMMC-174680
ELK-0019	327764	27	7168	NMMC-174681
ELK-0020	327765	27	7169	NMMC-174682
ELK-0021	327766	27	7170	NMMC-174683
ELK-0022	327767	27	7171	NMMC-174684
ELK-0023	327768	27	7172	NMMC-174685
ELK-0024	327769	27	7173	NMMC-174686
ELK-0025	327770	27	7174	NMMC-174687
ELK-0026	327771	27	7175	NMMC-174688
ELK-0027	327772	27	7176	NMMC-174689
ELK-0028	327773	27	7177	NMMC-174690
ELK-0029	327774	27	7178	NMMC-174691
ELK-0030	327775	27	7179	NMMC-174692
ELK-0031	327776	27	7180	NMMC-174693
ELK-0032	327777	27	7181	NMMC-174694
ELK-0033	327778	27	7182	NMMC-174695
ELK-0034	327779	27	7183	NMMC-174696
ELK-0035	327780	27	7184	NMMC-174697
ELK-0036	327781	27	7185	NMMC-174698
ELK-0037	327782	27	7186	NMMC-174699
ELK-0038	327783	27	7187	NMMC-174700
ELK-0039	327784	27	7188	NMMC-174701
ELK-0040	327785	27	7189	NMMC-174702
ELK-0041	327786	27	7190	NMMC-174703
ELK-0042	327787	27	7191	NMMC-174704
ELK-0043	327788	27	7192	NMMC-174705
ELK-0044	327789	27	7193	NMMC-174706
ELK-0045	343853			NMMC-174707
ELK-0046	343854			NMMC-174708
ELK-0047	327792	27	7196	NMMC-174709
ELK-0048	327793	27	7197	NMMC-174710
ELK-0049	327794	27	7198	NMMC-174711
ELK-0050	327795	27	7199	NMMC-174712

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0051	327796	27	7200	NMMC-174713
ELK-0052	327797	27	7201	NMMC-174714
ELK-0053	327798	27	7202	NMMC-174715
ELK-0054	327799	27	7203	NMMC-174716
ELK-0060	326691	27	3811	NMMC-174630
ELK-0062	326672	27	3792	NMMC-174611
ELK-0063	343855			NMMC-174723
ELK-0064	343856			NMMC-174724
ELK-0065	343857	27	1	NMMC-174725
ELK-0066	343858	27	2	NMMC-174726
ELK-0067	343859	27	3	NMMC-174727
ELK-0068	343860	27	4	NMMC-174728
ELK-0069	343861	27	5	NMMC-174729
ELK-0070	343862	27	6	NMMC-174730
ELK-0071	343863	27	7	NMMC-174731
ELK-0072	343864	27	8	NMMC-174732
ELK-0073	327906	27	7571	NMMC-174733
ELK-0074	327907	27	7572	NMMC-174734
ELK-0075	327908	27	7573	NMMC-174735
ELK-0076	327909	27	7574	NMMC-174736
ELK-0077	327910	27	7575	NMMC-174737
ELK-0078	327911	27	7576	NMMC-174738
ELK-0079	327912	27	7577	NMMC-174739
ELK-0080	327913	27	7578	NMMC-174740
ELK-0081	327914	27	7579	NMMC-174741
ELK-0082	327915	27	7580	NMMC-174742
ELK-0083	327916	27	7581	NMMC-174743
ELK-0084	327917	27	7582	NMMC-174744
ELK-0085	327918	27	7583	NMMC-174745
ELK-0086	327919	27	7584	NMMC-174746
ELK-0087	327920	27	7585	NMMC-174747
ELK-0088	327921	27	7586	NMMC-174748
ELK-0089	327922	27	7587	NMMC-174749
ELK-0090	327923	27	7588	NMMC-174750
ELK-0091	327924	27	7589	NMMC-174751
ELK-0092	327925	27	7590	NMMC-174752
ELK-0093	327926	27	7591	NMMC-174753
ELK-0094	327927	27	7592	NMMC-174754
ELK-0095	327928	27	7593	NMMC-174755
ELK-0096	327929	27	7594	NMMC-174756
ELK-0097	327930	27	7595	NMMC-174757
ELK-0098	327931	27	7596	NMMC-174758
ELK-0099	327932	27	7597	NMMC-174759

Claim Name	County Docket	Book	Page	BLM Serial No
ELK-0100	327933	27	7598	NMMC-174760
ELK-0101	327934	27	7599	NMMC-174761
ELK-0102	327935	27	7600	NMMC-174762
ELK-0103	327936	27	7601	NMMC-174763
ELK-0104	327937	27	7602	NMMC-174764
ELK-0105	327938	27	7603	NMMC-174765
ELK-0106	327939	27	7604	NMMC-174766
ELK-0107	327940	27	7605	NMMC-174767
ELK-0108	327941	27	7606	NMMC-174768
Endy-0001	316029	23	8024	NMMC-0171172
Endy-0002	316030	23	8025	NMMC-0171173
Endy-0003	316031	23	8026	NMMC-0171174
Endy-0004	316032	23	8027	NMMC-0171175
Endy-0005	316033	23	8028	NMMC-0171176
Endy-0006	316034	23	8029	NMMC-0171177
Endy-0008	316035	23	8030	NMMC-0171178
Endy-0009	316036	23	8031	NMMC-0171179
Endy-0010	316037	23	8032	NMMC-0171180
Endy-0011	316038	23	8033	NMMC-0171181
Endy-0012	316039	23	8034	NMMC-0171182
Endy-0014	316040	23	8035	NMMC-0171183
Endy-0015	316041	23	8036	NMMC-0171184
Endy-0016	316042	23	8037	NMMC-0171185
Endy-0017	316043	23	8038	NMMC-0171186
Endy-0018	316044	23	8039	NMMC-0171187
Endy-0019	316045	23	8040	NMMC-0171188
Endy-0020	316046	23	8041	NMMC-0171189
Endy-0021	316047	23	8042	NMMC-0171190
Endy-0022	316048	23	8043	NMMC-0171191
Endy-0023	316049	23	8044	NMMC-0171192
Endy-0024	316050	23	8045	NMMC-0171193
Endy-0025	316051	23	8046	NMMC-0171194
Endy-0026	316052	23	8047	NMMC-0171195
Endy-0027	316053	23	8048	NMMC-0171196

Endy-0028	316054	23	8049	NMMC-0171197
Endy-0029	316055	23	8050	NMMC-0171198
Endy-0030	316056	23	8051	NMMC-0171199
Endy-0031	316057	23	8052	NMMC-0171200
Endy-0032	316058	23	8053	NMMC-0171201
Endy-0033	316059	23	8054	NMMC-0171202

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0077	316103	23	8098	NMMC-0171246
Endy-0078	316104	23	8099	NMMC-0171247
Endy-0079	316105	23	8100	NMMC-0171248
Endy-0080	316106	23	8101	NMMC-0171249
Endy-0081	316107	23	8102	NMMC-0171250
Endy-0082	316108	23	8103	NMMC-0171251
Endy-0083	316109	23	8104	NMMC-0171252
Endy-0084	316110	23	8105	NMMC-0171253
Endy-0085	316111	23	8106	NMMC-0171254
Endy-0086	316112	23	8107	NMMC-0171255
Endy-0087	316113	23	8108	NMMC-0171256
Endy-0088	316114	23	8109	NMMC-0171257
Endy-0089	316115	23	8110	NMMC-0171258
Endy-0090	316116	23	8111	NMMC-0171259
Endy-0091	316117	23	8112	NMMC-0171260
Endy-0092	316118	23	8113	NMMC-0171261
Endy-0093	316119	23	8114	NMMC-0171262
Endy-0094	316120	23	8115	NMMC-0171263
Endy-0095	316121	23	8116	NMMC-0171264
Endy-0096	316122	23	8117	NMMC-0171265
Endy-0097	316123	23	8118	NMMC-0171266
Endy-0098	316124	23	8119	NMMC-0171267
Endy-0104	316125	23	8120	NMMC-0171268
Endy-0105	316126	23	8121	NMMC-0171269
Endy-0112	316127	23	8122	NMMC-0171270
Endy-0122	316128	23	8123	NMMC-0171271
Endy-0123	316129	23	8124	NMMC-0171272
Endy-0124	316130	23	8125	NMMC-0171273
Endy-0125	316131	23	8126	NMMC-0171274
Endy-0126	316132	23	8127	NMMC-0171275
Endy-0127	316133	23	8128	NMMC-0171276
Endy-0128	316134	23	8129	NMMC-0171277
Endy-0129	316135	23	8130	NMMC-0171278
Endy-0130	316136	23	8131	NMMC-0171279
Endy-0131	316137	23	8132	NMMC-0171280
Endy-0132	316138	23	8133	NMMC-0171281
Endy-0133	316139	23	8134	NMMC-0171282
Endy-0134	316140	23	8135	NMMC-0171283
Endy-0135	316141	23	8136	NMMC-0171284
Endy-0136	316142	23	8137	NMMC-0171285
Endy-0137	316143	23	8138	NMMC-0171286
Endy-0138	316144	23	8139	NMMC-0171287
Endy-0139	316145	23	8140	NMMC-0171288

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0140	316146	23	8141	NMMC-0171289
Endy-0141	316147	23	8142	NMMC-0171290
Endy-0142	316148	23	8143	NMMC-0171291
Endy-0143	316149	23	8144	NMMC-0171292
Endy-0144	316150	23	8145	NMMC-0171293
Endy-0145	316151	23	8146	NMMC-0171294
Endy-0146	316152	23	8147	NMMC-0171295
Endy-0147	316153	23	8148	NMMC-0171296
Endy-0148	316154	23	8149	NMMC-0171297
Endy-0149	316155	23	8150	NMMC-0171298
Endy-0150	316156	23	8151	NMMC-0171299
Endy-0151	316157	23	8152	NMMC-0171300
Endy-0152	316158	23	8153	NMMC-0171301
Endy-0153	316159	23	8154	NMMC-0171302
Endy-0154	316160	23	8155	NMMC-0171303
Endy-0155	316161	23	8156	NMMC-0171304
Endy-0156	316162	23	8157	NMMC-0171305
Endy-0157	316163	23	8158	NMMC-0171306
Endy-0158	316164	23	8159	NMMC-0171307
Endy-0159	316165	23	8160	NMMC-0171308
Endy-0160	316166	23	8161	NMMC-0171309
Endy-0161	316167	23	8162	NMMC-0171310
Endy-0162	316168	23	8163	NMMC-0171311
Endy-0163	316169	23	8164	NMMC-0171312
Endy-0164	316170	23	8165	NMMC-0171313
Endy-0165	316171	23	8166	NMMC-0171314
Endy-0166	316172	23	8167	NMMC-0171315
Endy-0167	316173	23	8168	NMMC-0171316
Endy-0168	316174	23	8169	NMMC-0171317
Endy-0169	316175	23	8170	NMMC-0171318
Endy-0170	316176	23	8171	NMMC-0171319
Endy-0171	316177	23	8172	NMMC-0171320
Endy-0172	316178	23	8173	NMMC-0171321
Endy-0173	316179	23	8174	NMMC-0171322
Endy-0174	316180	23	8175	NMMC-0171323
Endy-0175	316181	23	8176	NMMC-0171324
Endy-0176	316182	23	8177	NMMC-0171325
Endy-0177	316183	23	8178	NMMC-0171326
Endy-0178	316184	23	8179	NMMC-0171327
Endy-0179	316185	23	8180	NMMC-0171328
Endy-0180	316186	23	8181	NMMC-0171329
Endy-0181	316187	23	8182	NMMC-0171330
Endy-0182	316188	23	8183	NMMC-0171331

Claim Name	County Docket	Book	Page	BLM Serial No
Endy-0183	316189	23	8184	NMMC-0171332
Endy-0184	316190	23	8185	NMMC-0171333
GIL-0003	322907	26	1951	NMMC-173422
GIL-0004	322908	26	1952	NMMC-173423
GIL-0005	322909	26	1953	NMMC-173424
GIL-0006	322910	26	1954	NMMC-173425
GIL-0007	322911	26	1955	NMMC-173426
GIL-0009	322912	26	1956	NMMC-173427
GIL-0010	322913	26	1957	NMMC-173428
GIL-0011	322914	26	1958	NMMC-173429
GIL-0012	322915	26	1959	NMMC-173430
GIL-0013	322916	26	1960	NMMC-173431
GIL-0014	322917	26	1961	NMMC-173432
GIL-0015	322918	26	1962	NMMC-173433
GIL-0016	322919	26	1963	NMMC-173434
GIL-0017	322920	26	1964	NMMC-173435
GIL-0018	322921	26	1965	NMMC-173436
GIL-0019	322922	26	1966	NMMC-173437
GIL-0020	322923	26	1967	NMMC-173438
GIL-0021	322924	26	1968	NMMC-173439
GIL-0023	322925	26	1969	NMMC-174454
PTI-0001	326579	27	3699	NMMC-174518
PTI-0002	326580	27	3700	NMMC-174519
PTI-0003	326581	27	3701	NMMC-174520
PTI-0004	326582	27	3702	NMMC-174521
PTI-0005	326583	27	3703	NMMC-174522
PTI-0006	326584	27	3704	NMMC-174523
PTI-0007	326585	27	3705	NMMC-174524
PTI-0008	326587	27	3707	NMMC-174525
PTI-0009	326589	27	3709	NMMC-174526
PTI-0010	326586	27	3706	NMMC-174527
PTI-0011	326590	27	3710	NMMC-174528
PTI-0012	326588	27	3708	NMMC-174529
PTI-0013	326595	27	3715	NMMC-174534
PTI-0014	326594	27	3714	NMMC-174533
PTI-0015	326593	27	3713	NMMC-174532
PTI-0016	326592	27	3712	NMMC-174531
PTI-0017	326591	27	3711	NMMC-174530
PTI-0018	326604	27	3724	NMMC-174543
PTI-0019	326603	27	3723	NMMC-174542
PTI-0020	326602	27	3722	NMMC-174541
PTI-0026	326202	27	2446	NMMC-174465
PTI-0027	326203	27	2447	NMMC-174466

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0028	326204	27	2448	NMMC-174467
PTI-0029	326205	27	2449	NMMC-174468
PTI-0030	326206	27	2450	NMMC-174469
PTI-0031	326207	27	2451	NMMC-174470
PTI-0032	326208	27	2452	NMMC-174471
PTI-0033	326209	27	2453	NMMC-174472
PTI-0034	326210	27	2454	NMMC-174473
PTI-0035	326211	27	2455	NMMC-174474
PTI-0036	326212	27	2456	NMMC-174475
PTI-0037	326213	27	2457	NMMC-174476
PTI-0038	343816			NMMC-174540
PTI-0039	343817			NMMC-174539
PTI-0040	343818			NMMC-174538
PTI-0041	343819			NMMC-174537
PTI-0042	343820			NMMC-174536
PTI-0043	343821			NMMC-174535
PTI-0044	343822			NMMC-174549
PTI-0045	343823			NMMC-174548
PTI-0046	343824			NMMC-174547
PTI-0047	343825			NMMC-174546
PTI-0048	343826			NMMC-174545
PTI-0049	326605	27	3725	NMMC-174544
PTI-0050	343827			NMMC-174555
PTI-0051	326613	27	3733	NMMC-174552
PTI-0052	343828			NMMC-174554
PTI-0053	326614	27	3734	NMMC-174553
PTI-0054	343829			NMMC-174551
PTI-0055	326611	27	3731	NMMC-174550
PTI-0056	343830			NMMC-174563
PTI-0057	326623	27	3743	NMMC-174562
PTI-0058	343831			NMMC-174561
PTI-0059	326621	27	3741	NMMC-174560
PTI-0060	343832			NMMC-174559
PTI-0061	326619	27	3739	NMMC-174558
PTI-0062	343833			NMMC-174557
PTI-0063	326617	27	3737	NMMC-174556
PTI-0064	343834			NMMC-174570
PTI-0065	326630	27	3750	NMMC-174569
PTI-0066	326629	27	3749	NMMC-174568
PTI-0067	326628	27	3748	NMMC-174567
PTI-0068	326627	27	3747	NMMC-174566
PTI-0069	326626	27	3746	NMMC-174565
PTI-0070	326625	27	3745	NMMC-174564

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0071	326640	27	3760	NMMC-174579
PTI-0072	326639	27	3759	NMMC-174578
PTI-0073	326638	27	3758	NMMC-174577
PTI-0074	326637	27	3757	NMMC-174576
PTI-0075	326636	27	3756	NMMC-174575
PTI-0076	326635	27	3755	NMMC-174574
PTI-0077	326634	27	3754	NMMC-174573
PTI-0078	326633	27	3753	NMMC-174572
PTI-0079	326632	27	3752	NMMC-174571
PTI-0080	326655	27	3775	NMMC-174594
PTI-0081	326654	27	3774	NMMC-174593
PTI-0082	326653	27	3773	NMMC-174592
PTI-0083	326652	27	3772	NMMC-174591
PTI-0084	326651	27	3771	NMMC-174590
PTI-0085	343835			NMMC-174589
PTI-0086	326649	27	3769	NMMC-174588
PTI-0087	343836			NMMC-174587
PTI-0088	326647	27	3767	NMMC-174586
PTI-0089	343837			NMMC-174585
PTI-0090	326645	27	3765	NMMC-174584
PTI-0091	343838			NMMC-174583
PTI-0092	326643	27	3763	NMMC-174582
PTI-0093	343839			NMMC-174581
PTI-0094	326641	27	3761	NMMC-174580
PTI-0095	343840			NMMC-174600
PTI-0096	326660	27	3780	NMMC-174599
PTI-0097	343841			NMMC-174598
PTI-0098	326658	27	3778	NMMC-174597
PTI-0099	343842			NMMC-174596
PTI-0100	326656	27	3776	NMMC-174595
PTI-0101	343843			NMMC-174605
PTI-0102	326665	27	3785	NMMC-174604
PTI-0103	343844			NMMC-174603
PTI-0104	326663	27	3783	NMMC-174602
PTI-0105	343845			NMMC-174601
PTI-0106	326667	27	3787	NMMC-174606
PTI-0107	343846			NMMC-174607
PTI-0109	343847			NMMC-174608
PTI-0110	326670	27	3790	NMMC-174609
PTI-0111	343848			NMMC-174610
PTI-0112	326673	27	3793	NMMC-174612
PTI-0113	343849			NMMC-174613
PTI-0114	326675	27	3795	NMMC-174614

Claim Name	County Docket	Book	Page	BLM Serial No
PTI-0115	343850			NMMC-174615
PTI-0116	326677	27	3797	NMMC-174616
PTI-0117	343851			NMMC-174617
PTI-0118	326679	27	3799	NMMC-174618
PTI-0119	343852			NMMC-174619
PTI-0120	326681	27	3801	NMMC-174620
PTI-0121	326682	27	3802	NMMC-174621
PTI-0122	326683	27	3803	NMMC-174622
PTI-0123	326684	27	3804	NMMC-174623
PTI-0124	326685	27	3805	NMMC-174624
PTI-0125	326686	27	3806	NMMC-174625
PTI-0126	326687	27	3807	NMMC-174626
PTI-0127	326688	27	3808	NMMC-174627
PTI-0128	326689	27	3809	NMMC-174628
PTI-0129	326690	27	3810	NMMC-174629
REM-0001	321373	25	7222	NMMC-173177
REM-0002	321374	25	7223	NMMC-173178
REM-0003	321375	25	7224	NMMC-173179
REM-0004	321376	25	7225	NMMC-173180
REM-0005	321377	25	7226	NMMC-173181
REM-0006	321378	25	7227	NMMC-173182
REM-0007	321379	25	7228	NMMC-173183
REM-0008	321380	25	7229	NMMC-173184
REM-0009	321381	25	7230	NMMC-173185
REM-0010	321382	25	7231	NMMC-173186
REM-0011	321383	25	7232	NMMC-173187
REM-0012	321384	25	7233	NMMC-173188
REM-0013	321385	25	7234	NMMC-173189
REM-0014	321386	25	7235	NMMC-173190
REM-0015	321387	25	7236	NMMC-173191
REM-0016	321388	25	7237	NMMC-173192
REM-0017	321389	25	7238	NMMC-173193
REM-0018	321390	25	7239	NMMC-173194
REM-0019	321391	25	7240	NMMC-173195
REM-0020	321392	25	7241	NMMC-173196
REM-0021	321393	25	7242	NMMC-173197
REM-0022	321394	25	7243	NMMC-173198
REM-0023	321395	25	7244	NMMC-173199
REM-0024	321396	25	7245	NMMC-173200
REM-0025	321397	25	7246	NMMC-173201
REM-0026	321398	25	7247	NMMC-173202
REM-0027	321399	25	7248	NMMC-173203
REM-0028	321400	25	7249	NMMC-173204

Claim Name	County Docket	Book	Page	BLM Serial No
REM-0029	321401	25	7250	NMMC-173205
REM-0030	321402	25	7251	NMMC-173206
REM-0031	321403	25	7252	NMMC-173207
REM-0032	321404	25	7253	NMMC-173208
REM-0033	321405	25	7254	NMMC-173209
REM-0034	321406	25	7255	NMMC-173210
REM-0035	321407	25	7256	NMMC-173211
REM-0036	321408	25	7257	NMMC-173212
REM-0037	321409	25	7258	NMMC-173213
REM-0038	321410	25	7259	NMMC-173214
REM-0039	321411	25	7260	NMMC-173215
REM-0040	321412	25	7261	NMMC-173216
REM-0041	321413	25	7262	NMMC-173217
REM-0042	321414	25	7263	NMMC-173218
REM-0043	321415	25	7264	NMMC-173219
REM-0044	321416	25	7265	NMMC-173220
REM-0045	321417	25	7266	NMMC-173221
REM-0046	321418	25	7267	NMMC-173222
ZAC-0001	321419	25	7268	NMMC-173223
ZAC-0002	321420	25	7269	NMMC-173224
ZAC-0003	321421	25	7270	NMMC-173225
ZAC-0004	321422	25	7271	NMMC-173226
ZAC-0005	321423	25	7272	NMMC-173227
ZAC-0006	321424	25	7273	NMMC-173228
ZAC-0007	321425	25	7274	NMMC-173229
ZAC-0008	321426	25	7275	NMMC-173230
ZAC-0009	321427	25	7276	NMMC-173231
ZAC-0010	321428	25	7277	NMMC-173232
ZAC-0011	321429	25	7278	NMMC-173233
ZAC-0012	321430	25	7279	NMMC-173234
ZAC-0013	321431	25	7280	NMMC-173235
ZAC-0014	321432	25	7281	NMMC-173236
ZAC-0015	321433	25	7282	NMMC-173237
ZAC-0016	321434	25	7283	NMMC-173238
ZAC-0017	321435	25	7284	NMMC-173239
ZAC-0018	321436	25	7285	NMMC-173240
ZAC-0019	321437	25	7286	NMMC-173241
ZAC-0020	321438	25	7287	NMMC-173242
ZAC-0021	321439	25	7288	NMMC-173243
ZAC-0022	321440	25	7289	NMMC-173244
ZAC-0023	321441	25	7290	NMMC-173245
ZAC-0024	321442	25	7291	NMMC-173246
ZAC-0025	321443	25	7292	NMMC-173247

Claim Name	County Docket	Book	Page	BLM Serial No
ZAC-0026	321444	25	7293	NMMC-173248
ZAC-0027	321445	25	7294	NMMC-173249
ZAC-0028	321446	25	7295	NMMC-173250
ZAC-0029	321447	25	7296	NMMC-173251
ZAC-0030	321448	25	7297	NMMC-173252
ZAC-0031	321449	25	7298	NMMC-173253
ZAC-0032	321450	25	7299	NMMC-173254
ZAC-0033	321451	25	7300	NMMC-173255
ZAC-0034	321452	25	7301	NMMC-173256
ZAC-0035	321453	25	7302	NMMC-173257
ZAC-0036	321454	25	7303	NMMC-173258
ZAC-0037	321455	25	7304	NMMC-173259
ZAC-0038	321456	25	7305	NMMC-173260
ZAC-0039	321457	25	7306	NMMC-173261
ZAC-0040	321458	25	7307	NMMC-173262
ZAC-0041	321459	25	7308	NMMC-173263
ZAC-0042	321460	25	7309	NMMC-173264
ZAC-0043	321461	25	7310	NMMC-173265
ZAC-0044	321462	25	7311	NMMC-173266
ZAC-0045	321463	25	7312	NMMC-173267
ZAC-0046	321464	25	7313	NMMC-173268
ZAC-0047	321465	25	7314	NMMC-173269
ZAC-0048	321466	25	7315	NMMC-173270
ZAC-0049	321467	25	7316	NMMC-173271
ZAC-0050	321468	25	7317	NMMC-173272
ZAC-0051	321469	25	7318	NMMC-173273
ZAC-0052	321470	25	7319	NMMC-173274
ZAC-0053	321471	25	7320	NMMC-173275
ZAC-0054	321472	25	7321	NMMC-173276
ZAC-0055	321473	25	7322	NMMC-173277
ZAC-0056	321474	25	7323	NMMC-173278
ZAC-0057	321475	25	7324	NMMC-173279
ZAC-0058	321476	25	7325	NMMC-173280
ZAC-0059	321477	25	7326	NMMC-173281
ZAC-0060	321478	25	7327	NMMC-173282
ZAC-0061	321479	25	7328	NMMC-172966
ZAC-0062	321480	25	7329	NMMC-172967
ZAC-0063	321481	25	7330	NMMC-172968
ZAC-0064	321482	25	7331	NMMC-172969
ZAC-0065	321483	25	7332	NMMC-172970
ZAC-0066	321484	25	7333	NMMC-172971
ZAC-0067	321485	25	7334	NMMC-172972
ZAC-0068	321486	25	7335	NMMC-172973

Claim Name	County Docket	Book	Page	BLM Serial No
ZAC-0069	321487	25	7336	NMMC-172974
ZAC-0070	321488	25	7337	NMMC-172975
ZAC-0071	321489	25	7338	NMMC-172976
ZAC-0072	321490	25	7339	NMMC-172977
ZAC-0077	322588	26	1047	NMMC-173284
ZAC-0078	321491	25	7340	NMMC-172978
ZAC-0079	322589	26	1048	NMMC-173285
ZAC-0080	321492	25	7341	NMMC-172979
ZAC-0081	322587	26	1046	NMMC-173286
ZAC-0082	321493	25	7342	NMMC-172980

III.           State Leases

The following described New Mexico State Mineral Lease situated in McKinley County, New Mexico:

New Mexico State Land Office Mining Lease for General Mining

Lease No. HG-0078

Covering lands more particularly described as:

Township 14 North, Range 9 West of the N.M.P.M.

Section 36: All

IV.           Water Rights

NONE

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

Cibola County, NM

I.                                         Leasehold Interests. (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)                              None

(B)                                All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective April 6, 2007 between LA MERCED del PUEBLO DE CEBOLLETA, a political subdivision of the State of New Mexico, and NEUTRON ENERGY, INC., a Nevada corporation, as further evidenced by the Short Form Memorandum of the Material Terms of a Mining Lease and Agreement recorded April 27, 2007 as Document #200701543 in Cibola County, New Mexico.

All of Mortgagor’s right, title and interest in and to the Cebolleta Grant Lands, more particularly described as follows:

“South L Bar Tract”

That certain tract of land known as the “South L Bar Tract”, located in Cibola (formerly Valencia) County, New Mexico, comprising a portion of the lands originally known and referred to as “L Bar Ranch,” lying within the boundaries of the Original Cebolleta Land Grant, the exterior boundaries of said tract being more particularly described as follows, to-wit:

Beginning at a point on the original South boundary of the Cebolleta Land Grant, which point bears North 89°56’ West 4842.42 feet from the 14-mile corner or marker on the original Southern boundary of said Cebolleta Land Grant; thence due North along the Easterly boundary of the lands owned by the Cebolleta people and adjoining the L Bar Ranch lands a distance of 10,411.75 feet to a point; thence South 89°59’20” East 13,751.27 feet to a point; thence South 00°18’21” East 10,443.41 feet to a point on the original Southern boundary of the Cebolleta Land Grant, which is the Southeast corner of this tract; thence along the original Southern boundary of the Cebolleta Land Grant North 89°47’ West a distance of 1,081.2 feet; thence North 89°47’ West a distance of 2,638.35 feet to a point; thence North 89°57’ West a distance of 5,245.68 feet to a point’ thence North 89°56’ West 4,842.42 feet to the place and point of a beginning;

EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being East of the Exxon Mineral Fee West Boundary Line as set forth in that certain Quitclaim deed from Sohio Petroleum Company and Reserve Oil and Minerals Corporation as Grantors to Exxon Company, U.S.A. as Grantee dated February 11, 1974 and recorded in

Volume 248, pages 5135-5137 of the official records of Valencia County, New Mexico;

ALSO EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being within the boundaries of “Tract I” as described in that certain Special Warranty Deed dated December 31, 1963 from Jno. Hampton and Hazel E. Hampton, husband and wife, et al as Grantors to Cebolleta Land Grant as Grantee, recorded in Volume 151 at page 196, official records of Valencia County, New Mexico;

ALSO EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being within the boundaries of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico;

ALSO EXCEPTING AND EXCLUDING a tract bound on the North by the North line of the South L Bar Tract; bound on the West by the East line of “Tract I” as described in that certain Special Warranty Deed dated December 31, 1963 from Jno. Hampton and Hazel E. Hampton, husband and wife, et al as Grantors to Cebolleta Land Grant as Grantee, recorded in volume 151 at page 196, official records of Valencia County, New Mexico; bound on the South by the North line of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico; and bound on the East by the following described line: beginning at the Northeast corner of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico; thence due North to the North line of said South L Bar tract.

“St. Anthony Tracts”

Township 11 North, Range 5 West of the N.M.P.M.

Section 23: All that portion of Section 23 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 24: All that portion of Section 24 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 25: N½

Section 26: N½

Township 11 North, Range 4 West of the N.M.P.M.

Section 19: All that portion of Section 19 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 20: All that portion of Section 20 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 21: All that portion of Section 21 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 22: All that portion of Section 22 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 23: SW¼

Section 26: NW¼

Section 27: All

Section 28: All

Section 29: N½

Section 20: N½

Total acreage subject to this lease: 6,717.0, more or less

II                                        Unpatented Mining Claims

The following described unpatented lode mining and millsite claims situated in Cibola County, New Mexico:

County Recording
Claim Name	Book	Page	BLM Serial Number

None

III                                    Water Rights

Such rights as granted pursuant to Section 17 of the LA MERCED del PUEBLO DE CEBOLLETA lease dated April 6, 2007.

EXHIBIT C

SECURITY AGREEMENT

Operating Equipment

ALL EQUIPMENT OWNED EXCEPT WHERE INDICATED

Equipment Number	Make/Model MAJOR EQUIPMENT	Serial Number	Cat Lease
N/A	40’ Storage Unit – Double Doors – Juan Tafoya	N/A	N/A

N/A	Air Monitoring Station – Juan Tafoya	N/A	N/A

N/A	Pumps, Timers & Materials for Irrigation System (work-in-process) – Juan Tafoya	N/A	N/A

See also attached Perfection Certificate Schedule 4(B) list of equipment